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                                                                    EXHIBIT 23.3

                       CONSENT OF CONNER & WINTERS, P.C.

We hereby consent to all references to our firm in the Prospectus forming a part of this Registration Statement.

                                            CONNER & WINTERS, P.C.

February 21, 2002